SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      ----------


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 29, 1998


             MARYLAND                      333-8043                52-0822639
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)


             115 STEVENS AVENUE
             VALHALLA, NY 10595                                     10595
  (Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code:  (914) 749-3200



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Item 5. Other Events.

         On December 29, 1998, the Company's Credit Facility was amended to (i) reduce the mininum unused borrowing base availability from not less than $10 million to not less than $5 million through May 30, 1999 and (ii) permit the Company to make the interest payments due December 1, 1998 on its 12% Senior Secured Notes due 2006. The Company made such interest payments on December 30, 1998.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c) Exhibits

         Seventh Amendment to Financing and Security Agreement, dated as of December 29, 1998, among the Company, the Guarantors, the Lenders, and the Agent.

                                       2

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                                   SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant as duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               FOUR M CORPORATION



                                    By:  /s/  Chris Mehiel
                                       -------------------
                                         Chief Operating Officer


Date:  December 29, 1998






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                             EXHIBIT INDEX


EXHIBIT NO.                  DESCRIPTION                          PAGE NO.
-----------                  -----------                          --------


10.12                 Seventh Amendment to Financing
                      and Security Agreement, dated
                      as of December 29, 1998, among
                      the Company, the Guarantors, the
                      Lenders, and the Agent.